EXHIBIT 99.2
                                                                 NOTICE OF CLAIM


STATE OF NEW YORK: COURT OF CLAIMS
--------------------------------------x
                                      :   Claim No.:
GYRODYNE COMPANY OF AMERICA, INC.,    :
                                      :   NOTICE OF CLAIM
                   Claimant,          :   ---------------
                                      :
        -against-                     :   Maps: D 0200-S 273-b 01-L 003.000;
                                      :   D 0800-S-40-B 02-L 011.000
THE STATE UNIVERSITY OF NEW YORK AT   :   Parcels: N: 1224728.745; E: 268179.244
STONY BROOK for the People of the     :   Towns of Smithtown & Brookhaven
State of New York,                    :   County of Suffolk
                                      :
                   Defendant.         :
                                      :
--------------------------------------x


     PLEASE TAKE NOTICE that the Claimant, by its attorneys Robinson & Cole LLP, hereby makes a claim and demand against the THE STATE UNIVERSITY OF NEW YORK AT STONY BROOK for the People of the State of New York as follows:

     (1) The post office address of the Claimant herein is:

         Gyrodyne Company of America, Inc.
         102 Flowerfield
         St. James, New York 11780

     (2) This claim is for damages resulting from the permanent appropriation of property by the Defendant for the Stony Brook University Research and Development Campus Project, No. 5091, Maps D 0200-S 273-b 01-L 003.000; D 0800-S-40-B 02-L 011.000, Parcels N: 1224728.745; E: 268179.244, Towns of
Smithtown and Brookhaven, County of Suffolk and State of New York.

     (3) Title vested in the State University of New York at Stony Brook for the People of the State of New York (the "State of New York") on or about November 2, 2005.

     (4) According to information and belief, notice of such appropriation was served upon the Claimant on or about November 2, 2005.

     (5) The Claimant was at the time of the appropriation the sole fee owner of the property appropriated.

     (6) This claim has not been assigned in whole or in part.

     (7) The property appropriated is in the Towns of Smithtown and Brookhaven, County of Suffolk, and is more particularly described in the appropriation map.

     (8) Attached as part of the claim (Exhibit A) is a duplicate of the official appropriation map served upon the Claimant.

     (9) This claim for just compensation is filed within three years after the claim accrued, as required by law.

     (10) Direct, severance and consequential damages for appropriation of fee are, upon information and belief: $ 158,000,000.00

     (11) Interest is claimed from the date on which title vested in the State of New York until the date of payment, in the amount of at least 9% per annum.

     (12) In addition, Claimant reserves its right to claim such disbursements, experts' fees, attorney's fees, filing fees and other costs as are recoverable pursuant to the Eminent Domain Procedure Law ("EDPL") and any other applicable law, and further reserves its right to prove an interest rate in excess of the statutory rate for the period between vesting and payment, and further reserves the right to amend such claim, in accordance with the EDPL and Court of Claims Act as may be required.


Dated: New York, New York
       April 27, 2006

                                   Yours, etc.,


                                   ROBINSON & COLE LLP

                                   By: /s/ Joseph L. Clasen
                                      ------------------------------
                                      Joseph L. Clasen
                                      David E. Ross
                                   Attorneys for Claimant
                                   Gyrodyne Company of America, Inc.
                                   885 Third Avenue, 28th Floor
                                   New York, NY 10022
                                   Main: (212) 451-2900
                                   Fax: (212) 451-2999


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

                                  VERIFICATION



STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )


     Peter Pitsiokos, being duly sworn, deposes and says: I am the Chief Operating Officer of Gyrodyne Company of America, Inc., the Claimant in the within action; I have read the foregoing Claim and know the contents thereof; and the same is true to my own knowledge, except as to the matters therein stated to be alleged on information and belief, and as to those matters I believe them to be true.


                                   /s/ Peter Pitsiokos
                                   --------------------------
                                   Peter Pitsiokos



Sworn to before me this

27th day of April, 2006


/s/ Christine R. Munoz
--------------------------------
Notary Public

         CHRISTINE R. MUNOZ
  Notary Public, State of New York
           No. 01MU4504188
   Qualified in Westchester County
Commission Expires September 30, 2009


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